UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

A10 NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Orchard Parkway
San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)

(408) 325-8668

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 20, 2025, A10 Networks, Inc. (the “Company”) issued $25,000,000 aggregate principal amount (the “Additional Notes”) of its 2.75% Convertible Senior Notes due 2030 (the “Notes”) in a private offering pursuant to the exercise in full of the previously announced option the Company granted to the initial purchasers of the Notes. The Notes (including the Additional Notes) were issued under the indenture, dated as of March 17, 2025, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Indenture”). The Company issued $200,000,000 aggregate principal amount of the Notes on March 17, 2025, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 17, 2025, as amended (the “Initial Form 8-K”).

The net proceeds from the sale of the Notes (including the Additional Notes) were approximately $218.1 million, after deducting the initial purchasers’ discount and the estimated offering expenses payable by the Company.

The information incorporated by reference in Item 2.03 of the Initial Form 8-K is incorporated by reference into this Item 2.03 (except to the extent later information in this Report updates or supersedes such information), and such information, including the description of the Notes (including the Additional Notes), is qualified in its entirety by reference to the Indenture, including the form of the certificate representing the Notes, a copy of which is attached as Exhibit 4.1 to the Initial Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.03 above is incorporated by reference into this Item 3.02. The Notes (including the Additional Notes) were issued to the initial purchasers in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in transactions not involving any public offering. The Notes (including the Additional Notes) were resold by the initial purchasers to persons whom the initial purchasers reasonably believe are “qualified institutional buyers,” as defined in, and in accordance with, Rule 144A under the Securities Act. Any shares of the Company’s common stock that may be issued upon conversion of the Notes (including the Additional Notes) will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 11,508,930 shares of the Company’s common stock may be issued upon conversion of the Notes (including the Additional Notes), based on the initial maximum conversion rate of 51.1508 shares of common stock per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

4.1	Indenture, dated as of March 17, 2025, between A10 Networks, Inc. and U.S. Bank Trust Company, National Association, as trustee (including form of certificate representing the Notes) (incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Registrant’s Current Report on Form 8-K/A filed March 20, 2025).

104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 20, 2025

A10 NETWORKS, INC.

By:	/s/ Brian Becker
Brian Becker
Chief Financial Officer